                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 1, 2007
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                        (Date of earliest event reported)

                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                           1-9125              11-2113382
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(State or Other Jurisdiction             (Commission         (IRS Employer
     of Incorporation)                   File Number)      Identification No.)

                  ONE NORDEN LANE, HUNTINGTON STATION, NY 11746
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                    (Address of Principal Executive Offices)

                                 (631) 622-4700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2 (b) under the
        Exchange Act (17 CFR 240.14d-2 (b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4 (c) under the
        Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 1, 2007, American Ceramics Corp. (the "Company") and Northport
Systems, Inc., a corporation of which Stuart P. Litt, a director of the Company, is the principal, entered into a letter agreement extending the current term of the consulting agreement relating to Mr. Litt's services to the Company until
December 31, 2007. Except as provided in the letter agreement, all other terms and conditions of the agreement between Northport Systems, Inc. and the Company relating to Mr. Litt's services remain unchanged and in full force and effect.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN TECHNICAL CERAMICS CORP.
                                  ---------------------------------------
                                                (Registrant)

                                                /S/ ANDREW R. PERZ
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Date:    March 6, 2007                            Andrew R. Perz
                                             Vice President, Finance
                                          (Principal Accounting Officer)